UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Glen A. Messina as Director

On March 29, 2017, Mr. Glen A. Messina notified PHH Corporation (the “Company”) of his decision to retire from the Board of Directors of the Company (the “Board”), effective at the end of the current term expiring at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), and not to stand for re-election as a member of the Board at the 2017 Annual Meeting.  The decision of Mr. Messina was not due to any disagreement with the Company or concern in respect of any matter relating to the Company’s accounting, operations, policies or practices. Mr. Messina has served as the Company’s President and Chief Executive Officer, and as a director, since January 3, 2012.

Intent to Nominate Robert B. Crowl as Director

On March 30, 2017, the Company issued a press release announcing, among other things, the Board’s intent to nominate Robert B. Crowl to serve as a member of the Board for the term commencing at the 2017 Annual Meeting. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Departures and Appointments of Certain Officers

Until the 2017 Annual Meeting, Mr. Messina will continue to serve as the Company’s President and Chief Executive Officer, at which time he will step down from such positions.  In anticipation of his termination of employment, Mr. Messina has entered into a separation letter that describes the benefits to which he will be entitled in connection with his departure, which include, subject to his execution of a general release agreement, termination without cause benefits under the Company’s Amended and Restated Tier I Severance Plan (in its current form, as described in the Form 8-K filed by the Company on May 25, 2016), and full vesting of his outstanding equity awards, subject to all applicable performance and settlement provisions.  Mr. Messina is also subject to a twenty-four (24) month restrictive covenant agreement, which contains non-compete and non-solicit provisions.

In connection with the anticipated departure of Mr. Messina, on March 29, 2017, Mr. Crowl was appointed Chief Operating Officer, reporting to Mr. Messina.  At the 2017 Annual Meeting, Mr. Crowl will stand for election to become a member of the Board of the Company and will succeed Mr. Messina in the role of President and Chief Executive Officer.  Mr. Crowl, age 53, has been the Executive Vice President and Chief Financial Officer of the Company since May 3, 2012.  Prior to joining the Company, Mr. Crowl served as Executive Vice President and Chief Financial Officer at Sun Bancorp, Inc. and its wholly owned subsidiary, Sun National Bank, since 2010.  From 2009 to 2010, Mr. Crowl performed consulting services for small banks and private equity firms through RBC Solutions, LLC.  From 1998 to 2009, Mr. Crowl served in various capacities at National City Corporation, including Executive Vice President and Chief Operating Officer of National City Mortgage from 2007 to 2009, Senior Vice President and Corporate Comptroller from 2004 to 2007, and Senior Vice President of Asset/Liability and Securitization Manager from 1998 to 2004. From 1986 to 1998, Mr. Crowl served in various capacities at Crestar Bank.  Mr. Crowl earned both a Bachelor of Arts degree and a MBA from the University of Richmond.

In connection with his appointment to COO and future assumption of the role of President and CEO, on March 30, 2017, Mr. Crowl and the Company entered into an employment agreement that will remain in effect, unless terminated sooner by either party, through March 31, 2018, after which the term may be extended by mutual agreement. Under his employment agreement, Mr. Crowl will receive an annual base salary of $575,000. Mr. Crowl will remain eligible to participate in the Company’s annual management incentive plan, with a 2017 target award of 125% of his annual base salary earned in 2017, and will be eligible to receive a 2017-2018 cash performance incentive award (as described in more detail below) with a target award of at least 130% of his annual base salary, subject to the approval of the Human Capital and Compensation Committee of the Board.

Under his employment agreement, Mr. Crowl is entitled to receive certain benefits upon termination of employment by the Company without cause or resignation by Mr. Crowl for good reason, in each case, subject to his execution of a general release agreement.  These benefits include the sum of twelve (12) months of base salary plus an amount equal to 100% of the target amount of the annual cash management incentive plan bonus awarded for the year of termination (or if Mr. Crowl has not received an annual cash management incentive plan bonus award for the year of termination, 100% of the target amount of the annual cash management incentive plan bonus awarded for the prior year), payable in accordance with normal payroll practices during the twelve (12) month period following such termination.  On such termination, he would also be entitled to reimbursement on a monthly basis of the cost of twelve (12) months of COBRA continuation coverage and outplacement services in an amount not to exceed $18,000 to be used within twenty four (24) months of such termination.  If Mr. Crowl is not elected to the Board at the 2017 Annual Meeting, he will continue to act as the Company’s Interim CEO until the earlier of December 31, 2017 or the appointment of a new CEO, and any termination of employment in connection therewith will be treated as a termination without cause. Mr. Crowl’s employment agreement also includes confidentiality provisions and non-competition and non-solicitation restrictive covenants that apply for twelve (12) months following any termination of employment.

In connection with Mr. Crowl’s appointment to COO, Mr. Michael Bogansky was appointed Chief Financial Officer, effective March 29, 2017.  As CFO, Mr. Bogansky will remain the Company’s chief accounting officer.  Mr. Bogansky, age 39, has been the Senior Vice President and Controller of the Company since April 4, 2014 and has served as the Company’s principal accounting officer during that time.  Mr. Bogansky joined the Company’s subsidiary, PHH Mortgage Corporation, in 2003 as Manager, Financial Reporting and has held roles of increasing responsibility in the accounting and finance functions of the Company and its subsidiaries, including serving as Vice President, Financial Reporting of PHH Mortgage from 2009 to 2010, as the Company’s Vice President and Assistant Controller from 2010 to 2012 and as the Company’s Vice President and Controller from to 2012 until 2014.  Prior to joining the Company in 2003, Mr. Bogansky served as a Senior Auditor with Deloitte & Touche LLP, which currently serves as the Company’s independent registered public accounting firm.  Mr. Bogansky received his B.S. in Accounting from York College of Pennsylvania, is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

In connection with his appointment to CFO, on March 30, 2017, Mr. Bogansky and the Company entered into an employment agreement that will remain in effect, unless terminated sooner by either party, through March 31, 2018, after which the term may be extended by mutual agreement. Under his employment agreement, Mr. Bogansky will receive an annual base salary of $325,000. Mr. Bogansky will remain eligible to participate in the Company’s annual management incentive plan, with a 2017 target award of 55% of his annual base salary, and will be eligible to receive a 2017-2018 cash performance incentive award (as described in more detail below) with a target award of at least 75% of his annual base salary, subject to the approval of the Human Capital and Compensation Committee of the Board.

Under his employment agreement, Mr. Bogansky is entitled to receive certain benefits upon termination of employment by the Company without cause or resignation by Mr. Bogansky for good reason, in each case, subject to his execution of a general release agreement.  These benefits include the sum of twelve (12) months of base salary plus an amount equal to 100% of the target amount of the annual cash management incentive plan bonus awarded for the year of termination (or if Mr. Bogansky has not received an annual cash management incentive plan bonus award for the year of termination, 100% of the target amount of the annual cash management incentive plan bonus awarded for the prior year), payable in accordance with normal payroll practices during the twelve (12) month period following such termination.  On such termination, he would also be entitled to reimbursement on a monthly basis of the cost of twelve (12) months of COBRA continuation coverage and outplacement services in an amount not to exceed $18,000 to be used within twenty-four (24) months of such termination.  Mr. Bogansky’s employment agreement also includes confidentiality provisions and non-competition and non-solicitation restrictive covenants that apply for twelve (12) months following any termination of employment.

Until June 30, 2017, Kathryn Ruggieri, will continue to serve as the Company’s Chief Human Resources Officer, at which time she will step down from such position.  In anticipation of her termination of employment, Ms. Ruggieri has entered into a separation letter that describes the benefits to which she will be entitled in connection with her departure, which include, subject to her execution of a general release agreement, termination without cause benefits under the Company’s Amended and Restated Tier I Severance Plan (in its current form, as described in the Form 8-K filed by the Company on May 25, 2016), and full vesting of her outstanding equity awards, subject to all applicable performance and settlement provisions.  Ms. Ruggieri is also subject to a twelve (12) month restrictive covenant agreement, which contains non-compete and non-solicit provisions.

Until the end of the year, Lee Kaplan and William Brown will continue to serve as the Company’s SVP and Chief Risk and Compliance Officer and SVP, General Counsel and Secretary, respectively, at which time they will step down from such positions.  In anticipation of their terminations of employment, they have each entered into a separation letter that describes the benefits to which each will be entitled in connection with his departure, which include, subject to execution of a general release agreement, termination without cause benefits under the Company’s Amended and Restated Tier I Severance Plan (in its current form, as described in the Form 8-K filed by the Company on May 25, 2016).  Each of Messrs. Kaplan and Brown is also subject to a twelve (12) month restrictive covenant agreement, which contains non-compete and non-solicit provisions.

Compensatory Arrangements with the Named Executive Officers

On March 29, 2017, consistent with the ongoing transformation and transitions taking place at the Company, the Board approved for certain officers, including the Company’s current named executive officers, a new 2017-2018 cash performance incentive award program (the “2017-2018 CPIA”) in lieu of the typical 2017 equity-based long-term incentive program.  Instead of receiving long-term equity-based awards under the Company’s 2014 Equity and Incentive Plan, the NEOs will receive cash-based awards that can be earned to the extent certain levels of excess cash are available for distribution to the Company’s shareholders by December 31, 2017.  If maximum performance is achieved, the NEOs can earn awards with values up to 150% of the target award amount. To the extent the award is ultimately earned, an award recipient must remain employed through March 31, 2018 in order to receive payment under the award; provided, however, that subject to achievement of the applicable performance goal, award recipients would be entitled to receive full vesting of the awards if terminated without cause by the Company prior to March 31, 2018.

On March 29, 2017, the Board approved the following target awards under the 2017-2018 CPIA for the named executive officers: Mr. Messina — $1,060,274; Mr. Crowl — $747,500; Mr. Brown — $395,000; Ms. Ruggieri — $140,833 and Mr. Kaplan —$325,000.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	PHH Corporation press release dated March 30, 2017.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, forward looking-statements are not based on historical facts but instead represent only our current beliefs regarding future events.  All forward-looking statements are, by their nature, subject to risks, uncertainties and other factors that could cause actual results, performance or achievements to differ materially from those expressed or implied in such forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements.  Such statements may be identified by words such as “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.”

You should understand that forward-looking statements are not guarantees of performance or results and are preliminary in nature.  You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us or our businesses generally.  Such periodic reports are available in the “Investors” section of our website at http://www.phh.com and are also available at http://www.sec.gov.  Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/William F. Brown
Name:	William F. Brown
Title:	Senior Vice President, General Counsel and Secretary

Dated:  March 30, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	PHH Corporation press release dated March 30, 2017.